Exhibit 10.21

EXECUTION VERSION

FIRST AMENDMENT
TO FINANCING AGREEMENT

FIRST AMENDMENT, dated as of March 4, 2015 (this "Amendment"), to the Financing Agreement, dated as of July 31, 2014, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the "Financing Agreement"), by and among Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the "Parent"), Aurora Diagnostics, LLC, a Delaware limited liability company (the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as thereinafter defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Borrower, the Guarantors, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.   Amendments.

(a)   New Definitions.  Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

""First Amendment" means the First Amendment to Financing Agreement, dated as of March 4, 2015, among the Borrower, the Guarantors, the Agents and the Lenders."

""First Amendment Effective Date" has the meaning specified therefor in Section 4 of the First Amendment."

(b)   Existing Definitions.

(i)The definition of "Consolidated EBITDA" in Section 1.01 of the Financing Agreement is hereby amended by inserting the following new clause (s) after the last comma in clause (i)(r) therein to read as follows:

"plus (s) non-cash charges relating to the relocation of a facility of the Loan Parties located in Las Vegas, Nevada in an aggregate amount not to exceed $1,800,000 during the term of this Agreement; provided that such non-cash charges referred to in this clause (s) are reported to the Agents in reasonable detail no later than the fiscal quarter ended March 31, 2016,"

DOC ID - 22489809.4

3.   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)   Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, trust, limited liability company or limited partnership duly organized, validly existing and in good standing, if applicable, under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing, if applicable, in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing, if applicable, could reasonably be expected to have a Material Adverse Effect.

(b)   Authorization, Etc.  The execution, delivery and performance by each Loan Party of this Amendment and the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)   Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment and the Financing Agreement, as amended hereby, other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation.

(d)   Enforceability of Amendment.  This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid.

(e)   Absence of Default.  Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.   Conditions to Effectiveness.  This Amendment shall become effective when the Agents shall have received this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders (the "First Amendment Effective Date").

5.   Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement",

DOC ID - 22489809.4	2

"thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6.   Release.  The Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done prior to the First Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral prior to the First Amendment Effective Date.

7.   Miscellaneous.

(a)   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)   Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

DOC ID - 22489809.4	3

(d)   Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

(e)   Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)   Subject to the provisions of Section 12.04 of the Financing Agreement, the Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

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DOC ID - 22489809.4	4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:
AURORA DIAGNOSTICS, LLC
By:	/s/ Michael Grattendick
Name: Michael Grattendick
Title: Vice President and Controller

GUARANTORS:

AURORA DIAGNOSTICS HOLDINGS, LLC
AURORA DIAGNOSTICS FINANCING, INC.
AURORA GEORGIA, LLC
AURORA GREENSBORO LLC
AURORA LMC, LLC
AURORA MASSACHUSETTS, LLC
AURORA MICHIGAN, LLC
AURORA NEW HAMPSHIRE, LLC
BIOPSY DIAGNOSTICS, LLC
CUNNINGHAM PATHOLOGY, L.L.C.
C R COLLECTIONS, LLC
DERMPATH NEW ENGLAND, LLC
GREENSBORO PATHOLOGY, LLC
HARDMAN PATHOLOGY ADX, LLC
LABORATORY OF DERMATOPATHOLOGY ADX, LLC
PATHOLOGY SOLUTIONS, LLC
SEACOAST PATHOLOGY, INC.
TEXAS PATHOLOGY, LLC
TWIN CITIES DERMATOPATHOLOGY, LLC

By:	/s/ Michael Grattendick
Name: Michael Grattendick
Title: Vice President and Controller

DOC ID - 22489809.4	First Amendment to Financing Agreement

BERNHARDT LABORATORIES, INC.
MARK & KAMBOUR HOLDINGS, INC.
MARK & KAMBOUR, LLC
RICHARD BERNERT, LLC
WEST GEORGIA PATHOLOGY, LLC

By:	/s/ Michael Grattendick
Name: Michael Grattendick
Title: Vice President and Treasurer

THE LMC REVOCABLE TRUST, B.T.
THE WPC REVOCABLE TRUST, B.T

By:	/s/ Michael Grattendick
Name: Michael Grattendick
Title: Trustee

MID-ATLANTIC PATHOLOGY SERVICES, INC.

By:	/s/ Michael Grattendick
Name: Michael Grattendick
Title: Treasurer

DOC ID - 22489809.4	First Amendment to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC
By:	/s/ Eric Miller
Name: Eric Miller
Title Executive Vice President

DOC ID - 22489809.4	First Amendment to Financing Agreement

LENDERS:

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.
By:	Cerberus Levered Opportunities II GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By:	Cerberus NJ Credit Opportunities GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus ICQ Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

DOC ID - 22489809.4	First Amendment to Financing Agreement

CERBERUS ICQ LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE II CLO LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

DOC ID - 22489809.4	First Amendment to Financing Agreement

CERBERUS OFFSHORE LEVERED II LP
By:	COL II GP Inc.
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS AUS LEVERED II LP
By:	CAL II GP LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS SWC LEVERED LP
By:	Cerberus SL GP LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS SWC LEVERED LP
By:	Cerberus SL GP LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE II CLO-2 LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By:	Cerberus KRS Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

DOC ID - 22489809.4	First Amendment to Financing Agreement

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND II, L.P.
By:	Cerberus Levered Opportunities Master Fund II GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS AUS LEVERED HOLDINGS LP
By:	CAL I GP Holdings LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By:	Cerberus SWC Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

SHP CAPITAL SOLUTIONS FUND L.P.
By:	Sound Harbor GP LLC, its general partner

By:	/s/ Michael Zupon
Name:	Michael Zupon
Title:	Authorized Person

CRESTLINE SPECIALTY LENDING, L.P.
By:	Crestline Management, L.P., its Investment Manager
	By:	Crestline Investors, Inc., its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice-President

DOC ID - 22489809.4	First Amendment to Financing Agreement

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
By:	FCO V CLO CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	CFO

FORTRESS CREDIT OPPORTUNITIES III CLO LP
By:	FCO III CLO GP LLC, its General Partner

By:	/s/ David Prael
Name:	David Prael
Title:	CFO

FORTRESS CREDIT BSL LIMITED
By:	FC BSL CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	CFO

FORTRESS CREDIT BSL II LIMITED
By:	FC BSL II CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	CFO

GARRISON CAPITAL INC.

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Financial Officer

GARRISON FUNDING 2013-2 LTD.
By:	Garrison Funding 2013-2 Manager LLC, as Collateral Manager

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Operating Officer

DOC ID - 22489809.4	First Amendment to Financing Agreement

GARRISON OPPORTUNITY FUND IV A LLC
By:	Garrison Opportunity Fund IV A MM LLC, its Managing Member

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Operating Officer

GMMF FUNDING LLC

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Operating Officer

DOC ID - 22489809.4	First Amendment to Financing Agreement